Exhibit 10.2

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this "Agreement") is dated as of January 15, 2004, by and between TOR Minerals International, Inc., a Delaware corporation (the "Company"), and the purchasers identified on the signature pages hereto (each, including its successors and assigns, a "Purchaser" and collectively the "Purchasers").

WHEREAS, subject to available exemptions from registration contained in the Securities Act of 1933, as amended (the "Securities Act"), the Company desires to issue and sell to the Purchaser, and the Purchaser, desires to purchase from the Company, securities of the Company as more fully described in this Agreement.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and the Purchaser agrees as follows:

  DEFINITIONS

    Definitions

  . In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms have the meanings indicated in this Section 1.1:

  "Action" shall have the meaning ascribed to such term in Section 3.1(j).

  "Affiliate" means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person as such terms are used in and construed under Rule 144.

  "Business Day" means any day except Saturday, Sunday and any day which shall be a federal legal holiday or a day on which banking institutions in the State of Texas are authorized or required by law or other governmental action to close.

  "Certificate of Designation" means the Certificate of Designation filed with the Secretary of State of the State of Delaware with respect to the Series A Preferred Stock, substantially in the form attached as Exhibit A.

  "Closing" means the closing of the purchase and sale of the Shares pursuant to Section 2.1.

  "Closing Date" means the Trading Day when all of the Transaction Documents have been executed and delivered by the applicable parties thereto, and all conditions precedent to the Purchaser's obligations to pay the Subscription Amount have been satisfied or waived.

  "Commission" means the Securities and Exchange Commission.

  "Common Stock" means the common stock of the Company, $0.25 par value per share, and any securities into which such common stock may hereafter be reclassified.

  "Common Stock Equivalents" means any securities of the Company which would entitle the holder thereof to acquire at any time Common Stock, including without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

  "Conversion Shares" means the shares of Common Stock issued or issuable upon conversion of the Series A Preferred Stock.

  "Disclosure Schedules" means the Disclosure Schedules delivered concurrently herewith.

  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

  "Intellectual Property Rights" shall have the meaning ascribed to such term in Section 3.1(o).

  "Liens" means a lien, charge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

  "Losses" means a lien, charge, security interest, encumbrance, rights of first refusal, preemptive right or other restriction.

  "Material Adverse Effect" shall have the meaning assigned to such term in Section 3.1(b).

  "Material Permits" shall have the meaning ascribed to such term in Section 3.1(m).

  "Per Share Purchase Price" means an amount equal to $5.00.

  "Person" means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

  "Proceeding" means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

  "Required Approvals" shall have the meaning ascribed to such term in Section 3.1(e).

  "Rule 144" means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

  "SEC Reports" shall have the meaning ascribed to such term in Section 3.1(h).

  "Securities" means the Shares and any shares of Common Stock or any successor class of stock of the Company issued or issuable upon conversion of the Series A Preferred Stock.

  "Securities Act" means the Securities Act of 1933, as amended.

  "Series A Preferred Stock" means the Series A Convertible Preferred Stock, par value $0.01 per share, of the Company, having the rights and designations set forth in the Certificate of Designation, in substantially the form attached as Exhibit A hereto.

  "Shares" means the shares of Series A Preferred Stock issued or issuable to each Purchaser pursuant to this Agreement.

  "Subscription Amount" means, as to each Purchaser, the amounts set forth below such Purchaser's signature block on the signature page hereto, in United States dollars and in immediately available funds.

  "Subsidiary" shall mean TOR Minerals Malaysia, Sdn. Bhd. and TOR Processing and Trade BV.

  "Trading Day" means (i) a day on which the Common Stock is traded on a Trading Market, or (ii) if the Common Stock is not listed on a Trading Market, a day on which the Common Stock is traded on the over-the-counter market, as reported by the OTC Bulletin Board, or (iii) if the Common Stock is not quoted on the OTC Bulletin Board, a day on which the Common Stock is quoted in the over-the-counter market as reported by the Pink Sheets LLC (or any similar organization or agency succeeding its functions of reporting prices); provided, that in the event that the Common Stock is not listed or quoted as set forth in (i), (ii) and (iii) hereof, then Trading Day shall mean a Business Day.

  "Trading Market" means the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the American Stock Exchange, the New York Stock Exchange, the Nasdaq National Market or the Nasdaq SmallCap Market.

  "Transaction Documents" means this Agreement and any other documents or agreements executed in connection with the transactions contemplated hereunder.

  PURCHASE AND SALE

    Closing. At the Closing, the Purchaser shall purchase from the Company and the Company shall issue and sell to the Purchaser, a number of Shares equal to the Purchaser's Subscription Amount divided by the Per Share Purchase Price. Upon satisfaction of the conditions set forth in Section 2.2, the Closing shall occur at the offices of the Company, 722 Burleson Street, Corpus Christi, Texas 78402, at 10:00 a.m. CST, on the Closing Date.

    Closing Conditions.

      At the Closing (or, with regard to subsection (iii), within a reasonable time following the Closing), the Company shall deliver or cause to be delivered to the Purchaser the following:

        this Agreement duly executed by the Company;

        evidence that the Company has duly authorized and filed the Certificate of Designation with the Secretary of State of the State of Delaware; and

        a certificate evidencing a number of Shares equal to the Purchaser's Subscription Amount divided by the Per Share Purchase Price, registered in the name of the Purchaser.

      At the Closing the Purchaser shall deliver or cause to be delivered to the Company the following:

        this Agreement duly executed by the Purchaser; and

        the Purchaser's Subscription Amount by wire transfer to an account as specified in writing by the Company.

      All representations and warranties of the other party contained herein shall remain true and correct as of the Closing Date and all covenants of the other party shall have been performed if due prior to such date.

  REPRESENTATIONS AND WARRANTIES

    Representations and Warranties of the Company.

    Except as set forth under the corresponding section of the disclosure schedules delivered to the Purchaser concurrently herewith (the "Disclosure Schedules"), which Disclosure Schedules shall be deemed a part hereof, the Company hereby makes the representations and warranties set forth below to the Purchaser:

      Subsidiaries. The Company owns, directly or indirectly, all of the capital stock or other equity interests of each Subsidiary free and clear of any Liens, and all the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights.

      Organization and Qualification. Each of the Company and the Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation of any of the provisions of its certificate of incorporation, bylaws or other organizational or charter documents. Each of the Company and the Subsidiaries is duly qualified to do business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not, individually or in the aggregate: (i) materially adversely affect the legality, validity or enforceability of any Transaction Document, (ii) have or result in or be reasonably likely to have or result in a material adverse effect on the results of operations, assets, business or condition (financial or otherwise) of the Company, or (iii) materially adversely impair the Company's ability to perform fully on a timely basis its obligations under any of the Transaction Documents (any of (i), (ii) or (iii), a "Material Adverse Effect").

      Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations hereunder or thereunder. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby or thereby have been duly authorized by all necessary action on the part of the Company and no further consent or action is required by the Company other than Required Approvals. Each of the Transaction Documents has been (or upon delivery will be) duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other laws affecting creditors' rights and remedies generally and general principles of equity.

      No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated thereby do not and will not: (i) conflict with or violate any provision of the Company's or any Subsidiary's certificate of incorporation, bylaws, or other organizational or charter documents, or (ii) subject to obtaining the Required Approvals, conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any material agreement, credit facility, debt or other instrument to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) result, in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject, or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as does not, individually or in the aggregate, have or result in a Material Adverse Effect.

      Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than application to the Trading Market for the listing of the Shares for trading thereon in the time and manner required thereby [if the Shares on a converted basis will be greater than 10% of the shares of Common Stock outstanding on the Closing Date], and the filing of Form D with the Commission and such filings as are required to be made under applicable state securities laws (the "Required Approvals").

      Issuance of the Securities. The Shares are duly authorized and, when issued and paid for in accordance with the Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company other than restrictions on transfer imposed by applicable securities laws or provided for in the Transaction Documents. The relative rights, preferences, restrictions and other provisions relating to the Series A Preferred Stock are as set forth in the Certificate of Designation. The Conversion Shares will be, when and if issued in accordance with the terms of the Certificate of Designation, validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company other than restrictions on transfer imposed by applicable securities laws or provided for in the Transaction Documents. The Company has reserved for issuance from its duly authorized capital stock a sufficient number of shares of Common Stock issuable upon conversion of the Series A Preferred Stock.

      Capitalization. Other than the establishment of the Series A Preferred Stock, the capitalization of the Company is as described in the Company's most recent periodic report filed with the Commission. The Company has not issued any capital stock since such filing other than shares of Common Stock to investors in a private placement, pursuant to the exercise of employee stock options under the Company's stock option plans, the issuance of shares of Common Stock to employees pursuant to the Company's employee stock purchase plan and pursuant to the conversion or exercise of outstanding Common Stock Equivalents. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents.

      SEC Reports; Financial Statements. The Company has filed all reports required to be filed by it under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (the foregoing materials being collectively referred to herein as the "SEC Reports"). The Company has identified and made available to the Purchasers a copy of all SEC Reports filed within the 10 days preceding the date hereof. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved ("GAAP"), except as may be otherwise specified in such financial statements or the notes thereto, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal year-end audit adjustments and the absence of footnotes.

      Material Changes. Since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in the SEC Reports, there has been no event, occurrence or development that has had or that could result in a Material Adverse Effect.

      Litigation. There is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an "Action") which: (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or (ii) could, if there were an unfavorable decision, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.

      Labor Relations. No material labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company which could reasonably be expected to result in a Material Adverse Effect.

      Compliance. Neither the Company nor any Subsidiary: (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is or has been in violation of any statute, rule or regulation of any governmental authority, except in each case as could not, individually or in the aggregate, have or result in a Material Adverse Effect.

      Regulatory Permits. The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports, except where the failure to possess such permits could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect ("Material Permits"), and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

      Title to Assets. The Company and the Subsidiaries have good and defensible title in fee simple to all real property owned by them that is material to the business of the Company and the Subsidiaries and good and defensible title in all personal property owned by them that is material to the business of the Company and the Subsidiaries, in each case free and clear of all Liens, except for Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries and Liens for the payment of federal, state or other taxes, the payment of which is neither delinquent nor subject to penalties. Any real property and facilities held under lease by the Company and the Subsidiaries are held under valid, subsisting and enforceable leases of which the Company and the Subsidiaries are in compliance, except where the failure to be in compliance would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

      Patents and Trademarks. The Company and the Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses and other similar rights necessary or material for use in connection with their respective businesses as described in the SEC Reports and which the failure to so have could have a Material Adverse Effect (collectively, the "Intellectual Property Rights"). Neither the Company nor any Subsidiary has received a written notice that the Intellectual Property Rights used by the Company or any Subsidiary violates or infringes upon the rights of any Person. To the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights.

      Insurance. The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and the Subsidiaries are engaged. To the Company's knowledge, such insurance contracts and policies are accurate and complete. Neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business.

      Transactions With Affiliates and Employees. Except as required to be set forth in the SEC Reports, none of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, in each case in excess of $60,000 other than (i) for payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company and (iii) for other employee benefits, including stock option agreements under any stock option plan of the Company.

      Private Placement. Assuming the accuracy of the Purchaser representations and warranties set forth in Section 3.2, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Purchaser as contemplated hereby in accordance with the terms of the Transaction Documents. The issuance and sale of the Securities hereunder does not contravene the rules and regulations of the Trading Market.

      Investment Company. The Company is not, and is not an Affiliate of, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

      Tax Status. The Company and each of its Subsidiaries has made or filed all federal, state and foreign income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company and each of its Subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim. The Company has not executed a waiver with respect to the statute of limitations relating to the assessment or collection of any foreign, federal, statue or local tax. None of the Company's tax returns is presently being audited by any taxing authority.

      Disclosure. All disclosure provided to the Purchasers regarding the Company, its business and the transactions contemplated hereby, including the Disclosure Schedules to this Agreement, furnished by or on behalf of the Company with respect to the representations and warranties made herein are true and correct with respect to such representations and warranties and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

      No Integrated Offering. Assuming the accuracy of the Purchasers' representations and warranties set forth in Section 3.2, neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of the Securities Act or any applicable shareholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated.

    Representations and Warranties of the Purchaser

    . The Purchaser hereby represents and warrants as of the date hereof and as of the Closing Date to the Company as follows:

      Organization; Authority. The Purchaser is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization or a natural person, as applicable, and in each case with full right, corporate or partnership power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations thereunder. The execution, delivery and performance by the Purchaser of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate or other action on the part of the Purchaser. Each Transaction Document to which it is party has been duly executed by the Purchaser, and when delivered by the Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of the Purchaser, enforceable against it in accordance with its terms except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

      Investment Intent. The Purchaser understands that the Securities are "restricted securities" and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Securities as principal for its own account for investment purposes only and not with a view to or for distributing or reselling such Securities or any part thereof, has no present intention of distributing any of such Securities and has no arrangement or understanding with any other persons regarding the distribution of such Securities (this representation and warranty not limiting such Purchaser's right to sell the Securities in compliance with applicable federal and state securities laws). The Purchaser does not have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Securities.

      Purchaser Status. At the time the Purchaser was offered the Securities, it was, and at the date hereof it is, and on each date when and if it converts the shares of Series A Preferred Stock, it will be either: (i) an "accredited investor" as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) under the Securities Act or (ii) a "qualified institutional buyer" as defined in Rule 144A(a) under the Securities Act. The Purchaser is not required to be registered as a broker-dealer under Section 15 of the Exchange Act.

      Experience of such Purchaser. The Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. The Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

      General Solicitation. The Purchaser is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

      Residence. The office or offices of the Purchaser in which its investment decision was made is located at the address or addresses of the Purchaser set forth on the signature page hereto.

      Access to Information. The Purchaser has had access to and has received all of the information it has deemed necessary to make an informed investment decision with respect to an acquisition of the Securities. The Purchaser has received copies of the SEC Reports from the Company. Representatives of the Company have been available to Purchaser to discuss the business and affairs of the Company and the SEC Reports with the Purchaser.

  OTHER AGREEMENTS OF THE PARTIES

    Transfer Restrictions.

      The Securities may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement or Rule 144, to the Company or to an Affiliate of a Purchaser, the Company may require the transferor thereof to provide to the Company an opinion of counsel acceptable by the Company, the form and substance of which opinion and shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of and restrictions contained in this Agreement, including, without limitation, the transfer restrictions in this Section 4.1, and shall have the rights of a Purchaser under this Agreement.

      The Purchaser agrees to the imprinting, so long as is required by this Section 4.1(b), of the following legend on any certificate evidencing Securities:

      THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

      The Purchaser agrees that the removal of the restrictive legend from certificates representing Securities as set forth in this Section 4.1 is predicated upon the Company's reliance that the Purchaser will sell any Securities pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom.

    Integration

    . The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Purchasers or that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market such that it would require shareholder approval prior to the closing of such other transaction unless shareholder approval is obtained before the closing of such subsequent transaction.

    Reservation of Common Stock.

    As of the date hereof, the Company has reserved and the Company shall continue to reserve and keep available at all times, free of preemptive rights, a sufficient number of shares of Common Stock for the purpose of enabling the Company to issue shares of Common Stock upon conversion of the Series A Preferred Stock pursuant to the Certificate of Designation.

    Listing of Common Stock.

  The Company hereby agrees to use commercially reasonably efforts to maintain the listing of the Common Stock on the Trading Market, and as soon as reasonably practicable following the Closing to list all of the Conversion Shares on the Trading Market.

  MISCELLANEOUS

    Fees and Expenses. Each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement.

    Entire Agreement. The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

    5.3 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto prior to 5:30 p.m. (Dallas, Texas time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto on a day that is not a Trading Day or later than 5:30 p.m. (Dallas, Texas time) on any Trading Day, (c) the second Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages attached hereto.

    Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and the Purchaser or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

    Successors and Assigns

    . This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Purchasers. Any Purchaser may assign its rights under this Agreement to any Person to whom such Purchaser assigns or transfers any Securities.

    No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

    Governing Law; Venue. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware, without regard to the principles of conflicts of law thereof.

    Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

    Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

(Signature Page Follows)

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

TOR MINERALS INTERNATIONAL, INC.

By:________________________________________

Name: Richard L. Bowers

Title: President

Address for Notice:

TOR Minerals International, Inc.

722 Burleson Street

Corpus Christi, Texas 78402

Attention: Richard L. Bowers

Telephone: (361) 883-5591

Telecopy: (361) 888-8279

With a copy to:

Jenkens & Gilchrist, P.C.

1445 Ross Avenue, Suite 3200

Dallas, Texas 75202

Attention: L. Steven Leshin

Telephone: (214) 855-4364

Telecopy: (214) 855-4300

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

SIGNATURE PAGE FOR PURCHASER FOLLOWS]

[PURCHASER'S SIGNATURE PAGE]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Address for Notice:

(Print Name of Purchaser)

By: ___________________________

Name:______________________ Fax:

(Please Print) [Please complete]

Title:_______________________

Subscription Amount: $___________

EXHIBIT A

[NEEDS TO BE DELAWARE]

FORM OF STATEMENT OF RESOLUTION ESTABLISHING

SERIES OF SHARES

To the Secretary of State of

the State of Texas:CERTIFICATE OF DESIGNATIONS, PREFERENCES, RELATIVE RIGHTS,

QUALIFICATIONS, LIMITATIONS AND RESTRICTIONS

OF THE

SERIES A PREFERRED STOCK

OF

TOR MINERALS INTERNATIONAL, INC.

Pursuant to the provisions of Article 2.13 of the Texas Business Corporation Act,Section 151 of the General Corporation Law of the State of Delaware, the undersigned corporation submits the following statement for the purpose of establishing and designating a series of shares and fixing and determining the relative rights and preferences thereof:

1. The name of the Corporation is _______________________, a TexasTOR Minerals International, Inc., a Delaware corporation (the "Corporation").

2. The Board of Directors duly adopted the following resolution in a meeting of the Board of Directors of the Corporation on June 30, 1999:January 15, 2004:

WHEREAS, the Corporation's directors have reviewed and approved the Certificate of Designation ("Certificate of Designation"), attached hereto and incorporated herein by reference, delineating the number of shares, the voting powers, designations, preferences and relative, participating, optional, redemption, conversion, exchange, dividend or other special rights and qualifications, limitations or restrictions of a series of Preferred Stock to be issued by the Corporation and designated Series A Convertible Preferred Stock, par value $0.01$0.01 per share (the "Series A Preferred Stock"); now, therefore, be it

RESOLVED, that 1,402,108200,000 shares of authorized but unissued Preferred Stock be designated Series A Preferred Stock and that the Series A Preferred Stock have the rights, preferences, limitations and restrictions set forth herein; and, be it

FURTHER RESOLVED, that the President or any Vice President of the Corporation, individually or collectively, be, and such officers hereby are, authorized and directed to execute, acknowledge, attest, record and file with the Secretary of State of the State of TexasDelaware the Certificate of Designation in accordance with Articles 4.04 and 4.05 of the Texas BusinessDelaware General Corporation ActLaw and to take all other actions that such officers deem necessary to effectuate the Certificate of Designation.

1. Series A Preferred Stock. The Series A Preferred Stock (the "Series A Preferred"), will consist of 1,402,108200,000 shares and will have the designations, preferences, voting powers, relative, participating, optional or other special rights and privileges, and the qualifications, limitations and restrictions as follows:

2. Dividends and Distributions.

(a) Series A Preferred. The holders of record of shares of Series A Preferred shall be entitled to receive, for each outstanding share of Series A Preferred held by them, dividends at a rate per annum equal to 6% of the Per Share Purchase Price (as defined in that certain Securities Purchase Agreement, dated January 15, 2004, between the Corporation and the purchasers listed on the signature pages thereto (the "Securities Purchase Agreement")) per share (as adjusted for any stock dividends, combinations or splits with respect to such shares) of Series A Preferred, calculated on the basis of 360 days comprised of twelve 30-day months, out of funds legally available therefor, prior and in preference to any declaration or payment of any dividend on the Common Stock or any other shares of stock of any class of the Corporation, whether or not presently authorized, ranking as to redemption, payment of dividends or distribution of assets junior to the Series A Preferred (collectively, the "Junior Stock") of the Corporation. Such dividends shall be cumulative, shall begin to accrue as to each outstanding share from the date of original issuance thereof, and shall be due and payable quarterly in arrears on the first Business Day (as hereinafter defined) of January, April, July and October each year beginning April 1, 2004 (each, a "Dividend Date"). Accrued but unpaid dividends from and after any Dividend Date shall accrue interest at an interest rate equal to the dividend rate. No dividends shall be paid on or declared and set apart for any of the Junior Stock until all accumulated and unpaid dividends with respect to the shares of Series A Preferred shall have been paid on or declared and set aside for the shares of Series A Preferred. The foregoing provisions shall not prohibit or prevent dividends payable solely in the form of Common Stock being declared and delivered with respect to the outstanding shares of Common Stock. For purposes of this Section, a "Business Day" is defined as any day upon which the banks are open for the transacting of business in the State of Delaware.

(b) Other Permitted Distributions. Notwithstanding Section 2(a) hereof, the Corporation may at any time, out of funds legally available therefor, repurchase shares of Common Stock of the Corporation issued to employees, directors or consultants pursuant to agreements to repurchase such stock in existence as of the date of the Securities Purchase Agreement (provided that the purchase price shall not exceed the price paid by such employee, director or consultant for the purchase of such shares),or (iv) issued to ________________ and _______________ as contemplated by the Stock Purchase Agreement, in each case whether or not dividends on the Series A Preferred shall have been declared and paid or funds set aside therefor, and in each event subject to any other contractual restrictions entered into by the Corporation.

3. Liquidation Rights. In the event of any liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary (a "Liquidation"), distributions shall be made to the holders of Series A Preferred in respect of such Series A Preferred before any amount shall be paid to the holders of any other class or series of capital stock of the Corporation in the following manner:

(a) Series A Preferred. The holders of the Series A Preferred shall be entitled to be paid first out of the assets of the Corporation available for distribution to holders of its capital stock an amount equal to the sum of (i) the product of the Per Share Purchase Price multiplied by the number of shares of Series A Preferred then outstanding, plus (ii) all accrued but unpaid dividends and interest then owed (calculated through the date of Liquidation), prior to any distribution to the holders of any other Junior Stock. If the proceeds from a Liquidation are not sufficient to pay to the holders of Series A Preferred the full preference amount set forth above, then such holders shall instead be entitled to receive the entire assets and funds of the Corporation legally available for distribution to the holders of capital stock, which assets and funds shall be distributed ratably among the holders of the Series A Preferred based on the number of shares of Series A Preferred held by each holder bears to the total number of Series A Preferred held by all such holders.

(b) Remaining Assets. After payment to the holders of the Series A Preferred of the amounts set forth in Section 3(a) above, the entire remaining assets and funds of the Corporation legally available for distribution, if any, shall be distributed among the holders of the Junior Stock.

(c) Valuation of Securities and Property. In the event the Corporation proposes to distribute assets other than cash in connection with any Liquidation, the value of the assets to be distributed to the holders of shares of Series A Preferred shall be determined in good faith by the Board of Directors. Any securities not subject to an investment letter or similar restrictions on free marketability shall be valued as follows:

(i) if traded on a national securities exchange or the NASDAQ National Market System (or SmallCap Market System) ("NASDAQ"), the value shall be deemed to be the average of the security's closing prices on such exchange or NASDAQ over the thirty (30) trading day period ending three (3) days prior to the distribution;

(ii) if actively traded over-the-counter (other than NASDAQ), the value shall be deemed to be the average of the closing bid prices over the thirty (30) day period ending three (3) days prior to the distribution; or

(iii) if there is no active public market, the value shall be the fair market value thereof as determined in good faith by the Board of Directors.

The method of valuation of securities subject to an investment letter or other restrictions on free marketability shall be adjusted to make an appropriate discount from the market value determined as above in clauses (i), (ii) or (iii) to reflect the fair market value thereof as determined in good faith by the Board of Directors.

(d) Mergers, Consolidations and Asset Sales. Any consolidation or merger of the Corporation with or into any other corporation or the sale or other transfer in a single transaction or a series of related transactions of all or substantially all of the assets of the Corporation, or any other reorganization of the Corporation (including any reincorporation or other merger or reorganization involving solely the Company and one or more of its wholly-owned subsidiaries), shall not be treated as a Liquidation.

4. Conversion. The holders of Series A Preferred have conversion rights as follows (the "Conversion Rights"):

(a) Right to Convert. Each share of Series A Preferred shall initially be convertible, at the option of the holder thereof, at any time on or after the date of issuance thereof, into 0.84 shares of Common Stock (the "Per Share Conversion Price"). Upon conversion, all accrued but unpaid dividends and interest then owed on the Series A Preferred so converted shall be paid in cash, to the extent permitted by Delaware General Corporation Law (and if not then permitted, at such time as the Corporation is permitted by Delaware General Corporation Law to pay dividends). The Per Share Conversion Price shall not be subject to adjustment except in connection with a stock split, stock dividend, combination, recapitalization and the like.

(b) Mechanics of Conversion. Before any holder of Series A Preferred shall be entitled to convert the same into shares of Common Stock and to receive certificates therefor, such holder shall surrender the certificate or certificates therefor, duly endorsed, at the principal office of the Corporation or of any transfer agent for the Series A Preferred, and shall give written notice to the Corporation at such office that such holder elects to convert the same. The Corporation shall as soon as practicable after such delivery, or after agreement and indemnification in the case of lost or mutilated certificates, issue and deliver at such office to such holder of Series A Preferred, a certificate or certificates for the number of shares of Common Stock to which it, he or she shall be entitled as aforesaid. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Series A Preferred to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date.

(c) Adjustments to Per Share Conversion Price.

(1) Subdivisions, Combinations, or ConsolidateConsolidations of Common Stock. In the event the outstanding shares of Common Stock shall be subdivided, combined or consolidated, by stock split, stock dividend, combination or like event, into a greater or lesser number of shares of Common Stock, the Per Share Conversion Price of the Series A Preferred in effect immediately prior to such subdivision, combination, consolidation, stock split or stock dividend shall, concurrently with the effectiveness of such subdivision, combination, consolidation, stock split or stock dividend be proportionately adjusted.

(2) Reclassifications. In the case, at any time after the date hereof, of any capital reorganization or any reclassification of the stock of the Corporation (other than as a result of a stock dividend or subdivision, split-up or combination of shares), or the consolidation or merger of the Corporation with or into another person (other than a consolidation or merger in which the Corporation is the continuing entity and which does not result in any change in the ownership of the Common Stock), the shares of Series A Preferred shall, after such reorganization, reclassification, consolidation or merger be convertible into the kind and number of shares of stock or other securities or property of the Corporation or otherwise to which such holder would have been entitled if immediately prior to such reorganization, reclassification, consolidation or merger such holder had converted his shares of Series A Preferred into Common Stock. The provisions of this Section 4(c)(2) shall similarly apply to successive reorganizations, reclassifications, consolidations or mergers.

(d) Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of the Per Share Conversion Price of the Series A Preferred pursuant to this Section 4, the Corporation, at its expense, shall promptly thereafter compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of Series A Preferred a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any holder of Series A Preferred, furnish or cause to be furnished to such holder a like certificate setting forth (i) such adjustments and readjustments, if any, (ii) the Per Share Conversion Price of the Series A Preferred at the time in effect, and (iii) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of the Series A Preferred.

(e) Status of Converted Stock. In case any shares of Series A Preferred shall be converted pursuant to Section 4 hereof, the shares so converted shall be canceled, shall not be reissuable and shall cease to be a part of the authorized capital stock of the Corporation.

(f) Fractional Shares. Any fractional shares shall be rounded down to the nearest whole.

(g) Miscellaneous.

(i) All calculations under this Section 4 shall be made to the nearest cent or to the nearest one hundredth (1/100) of a share, as the case may be.

(ii) No adjustment in the Per Share Conversion Price of the Series A Preferred will be made if such adjustment would result in a change in such Per Share Conversion Price of less than $0.01. Any adjustment of less than $0.01 which is not made shall be carried forward and shall be made at the time of and together with any subsequent adjustment which, on a cumulative basis, amounts to an adjustment of $0.01 or more in such Per Share Conversion Price.

(h) No Impairment. The Corporation will not through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Section 4 and in the taking of all action as may be necessary or appropriate in order to protect the conversion rights of the holders of Series A Preferred against impairment.

(i) Reservation of Stock Issuable Upon Conversion. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of Series A Preferred, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Series A Preferred. If at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of Series A Preferred, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

5. Voting Rights. The holders of the outstanding shares of Series A Preferred will not be entitled to vote except as otherwise required by the General Corporation Law of the State of Delaware and except that the Corporation shall not, without first obtaining the approval (by vote or written consent) of the holders of at least a majority of the shares of Series A Preferred then outstanding, voting as a separate class, take any action to:

(a) alter the rights, preferences or privileges of the Series A Preferred;

(b) create any new class or series of shares, or issue any such shares or options or convertible securities exercisable or convertible into such shares, that have a preference over or are on a parity with the Series A Preferred with respect to dividends or liquidation preferences;

(c) reclassify stock into shares having a preference over or parity with the Series A Preferred with respect to dividends or liquidation preferences;

(d) authorize or pay any dividend or other distribution (other than a stock dividend) with respect to the Preferred Stock or the Common Stock (other than the cash dividends or Payments-in-Kind payable to the holders of Series A Preferred and as permitted under Section 2(a) or as otherwise permitted under Section 2(b)) if any dividends payable with respect to the Series A Preferred are in arrears;

(e) repurchase, redeem or retire any shares of capital stock of the Corporation other than (i) the redemption of the Series A Preferred in accordance with the terms hereof, or (ii) therepurchase of shares of Common Stock of ______________ and ____________ as set forth in Section 4.3 of the StockPurchase Agreement, or (iii) the purchase of Common Stock from employees, directors and consultants pursuant to agreements with the Corporation as of the date of the Securities Purchase Agreement to repurchase such stock; provided that the purchase price shall not exceed the price paid by such employee for such stock; or

(f) alter or amend the provisions of this Section 5.

6. Redemptions.

(a) Optional Redemption. At any time following the second anniversary of the date of issuance of the Series A Preferred, the Corporation may elect, at its option, to redeem from time to time shares of Series A Preferred in an amount equal to at least five percent (5%) of the shares of Series A Preferred (an "Optional Redemption Date") (such percentage to be based upon the number of shares of Series A Preferred outstanding on the day prior to the first Optional Redemption Date; provided that such number of outstanding shares shall be reduced by the number of shares of Series A Preferred converted after the first Optional Redemption Date) at a price per share equal to the Redemption Price (as defined herein).

(b) Redemption Price. The holders of Series A Preferred shall be entitled to receive from the Corporation on a Optional Redemption Date out of funds legally available therefor a cash amount equal to the sum of (A) the product of the Per Share Purchase Price multiplied by the number of shares of Series A Preferred held by such holder to be so redeemed, plus (B) all accrued but unpaid dividends and interest then owed (calculated through the Optional Redemption Date) with respect to the shares of Series A Preferred held by such holder to be so redeemed (the "Redemption Price").

(c) Redemption Procedure. The Corporation shall designate by lot, or in such other manner as the Board of Directors may determine, the shares to be redeemed, or shall effect such redemption pro rata. Not more than 60 nor less than 30 days prior to the Optional Redemption Date, notice by first-class mail, postage prepaid, shall be given to the holders of record of the Series A Preferred to be redeemed, addressed to such stockholders at their last addresses as shown on the books of the Corporation. Each such notice of redemption shall specify the date fixed for redemption, the Redemption Price, the place or places of payment, that payment will be made upon presentation and surrender of the shares of Series A Preferred, that on and after the redemption date dividends will cease to accumulate on such shares, the then-effective conversion rate pursuant to Section 4 and that the right of holders to convert shall terminate at the close of business on the Optional Redemption Date.

Any notice which is mailed as herein provided shall be conclusively presumed to have been duly given, whether or not the holder of the Series A Preferred receives such notice; and failure to give such notice by mail, or any defect in such notice, to the holders of any shares designated for redemption shall not affect the validity of the proceedings for the redemption of any other shares of Series A Preferred. On or after the date fixed for redemption as stated in such notice, each holder of the shares called for redemption shall surrender the certificate evidencing such shares to the Corporation at the place designated in such notice and shall thereupon be entitled to receive payment of the Redemption Price. If less than all the shares represented by any such surrendered certificate are redeemed, a new certificate shall be issued representing the unredeemed shares. If, on the date fixed for redemption, funds necessary for the redemption shall be available therefor and shall have been irrevocably deposited or set aside, then, notwithstanding that the certificates evidencing any shares so called for redemption shall not have been surrendered, the dividends with respect to the shares so called shall cease to accrue after the date fixed for redemption, the shares shall no longer be deemed outstanding, the holders thereof shall cease to be stockholders, and all rights whatsoever with respect to the shares so called for redemption (except the right of the holders to receive the Redemption Price without interest upon surrender of their certificates therefor) shall terminate.

(d) Continuing Obligation. If at any time the Corporation determines that in accordance with the General Corporation Law of the State of Delaware it is unable to redeem the shares of Series A Preferred on any Optional Redemption Date, such redemption obligation shall be suspended until such time and from time to time thereafter when additional funds of the Corporation are legally available for redemption of shares of Series A Preferred, whereupon such funds immediately will be used to redeem the balance of the shares of Series A Preferred which the Corporation has become obligated to redeem on any Optional Redemption Date but which it has not redeemed and such funds will not be used for any other purpose.

(e) Dividends; Rights of Holders. No share of Series A Preferred shall be entitled to any dividends (declared or otherwise) after the date on which the Redemption Price of such share of Series A Preferred is paid. On such date, all rights of the holder of such share of Series A Preferred will cease, and such share of Series A Preferred will be deemed to be not outstanding.

(f) Reissuance; New Certificates. Any shares of Series A Preferred which are redeemed or otherwise acquired by the Corporation will be canceled and will not be reissued, sold or transferred. If fewer than the total number of shares of Series A Preferred represented by any certificate are redeemed, a new certificate representing the number of unredeemed shares of Series A Preferred will be issued to the holder thereof without cost to such holder within fifteen (15) business days after surrender of the certificate representing the redeemed shares.

(g) Ratable Offers. Neither the Corporation nor any of its subsidiaries will redeem, repurchase or otherwise acquire any shares of Series A Preferred pursuant to this Section 6, except as expressly authorized herein or pursuant to a purchase offer made pro-rata to all holders of shares of Series A Preferred on the basis of the number of shares of Series A Preferred owned by each such holder.

7. Notices of Record Date. In the event of any taking by the Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or to receive any other right, the Corporation shall mail to each holder of Series A Preferred, at least twenty (20) days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the anticipated amount and character of such dividend, distribution or right.

8. Notices. Any notice required by the provisions of this Certificate to be given to the holders of Series A Preferred shall be deemed to have been sufficiently received (except as otherwise provided herein) (a) upon receipt when personally delivered, (b) or one (1) day after sent by overnight delivery or telecopy providing confirmation or receipt of delivery, or (c) three (3) days after being sent by certified or registered mail, postage and charges prepaid, return receipt requested, and addressed to each holder of record at such holder's address appearing on the books of the Corporation.

3. The undersigned further certifies that the authorized number of shares of Preferred Stock is 2,500,0005,000,000 and that the number of shares of the Series A Preferred Stock, none of which has been issued, is 1,402,108.200,000.

4. The resolution set forth above has been duly adopted by all necessary action on the part of the Corporation.

IN WITNESS WHEREOF, said _________________________TOR Minerals International, Inc. has caused this Certificate to be executed by _____________________,Richard L. Bowers, its President, and attested by Elizabeth K. Morgan, its Secretary, this 15th day of __________, 1999.January, 2004.

___________________________TOR MINERALS INTERNATIONAL, INC.

By:

____________________,Richard L. Bowers, President

ATTESTED:

By:

Elizabeth K. Morgan, Secretary

Schedule of Purchasers

Other than the name of the purchaser and share amounts, there are no material differences in the forms of agreement between the Company and each purchaser.

James E. Brandon Marital Trust

James E. Brandon Family Trust

TWP, INC PSP

Legg Mason IRA FBO Edith M. Brandon

Robert C. Farone

Gary Bruner